UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2022

Mandiant, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36067	20-1548921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11951 Freedom Drive, 6th Floor

Reston, VA 20190

(Address of principal executive offices, including zip code)

(703) 935-1700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MNDT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 7, 2022, Mandiant, Inc. (“Mandiant”) entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Google LLC (“Parent”) and Dupin Inc., a wholly owned subsidiary of Parent (“Merger Sub”).

Pursuant to the Merger Agreement, following the satisfaction or waiver of each of the applicable conditions set forth in the Merger Agreement, Merger Sub merged with and into Mandiant (the “Merger”), with Mandiant surviving as a wholly owned subsidiary of Parent. The Merger was consummated on September 12, 2022 (the “Closing Date”).

Item 1.01 Entry into a Material Definitive Agreement.

On the Closing Date, Mandiant and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), entered into:

•	the first supplemental indenture, dated as of September 12, 2022 (the “2024 Convertible Notes First Supplemental Indenture”), to the indenture, dated as of May 24, 2018, by and between Mandiant and the Trustee (the “2024 Convertible Notes Original Indenture” and, together with the 2024 Convertible Notes First Supplemental Indenture, the “2024 Convertible Notes Indenture”), relating to Mandiant’s 0.875% Convertible Senior Notes due 2024 (the “2024 Convertible Notes”);

•	the first supplemental indenture, dated as of September 12, 2022 (the “Series A 2035 Convertible Notes First Supplemental Indenture”), to the indenture, dated as of June 2, 2015, by and between Mandiant and the Trustee (the “Series A 2035 Convertible Notes Original Indenture” and, together with the Series A 2035 Convertible Notes First Supplemental Indenture, the “Series A 2035 Convertible Notes Indenture”), relating to Mandiant’s 1.000% Convertible Senior Notes due 2035 (the “Series A 2035 Convertible Notes”); and

•	the first supplemental indenture, dated as of September 12, 2022 (the “Series B 2035 Convertible Notes First Supplemental Indenture”), to the indenture, dated as of June 2, 2015, by and between Mandiant and the Trustee (the “Series B 2035 Convertible Notes Original Indenture” and, together with the Series B 2035 Convertible Notes First Supplemental Indenture, the “Series B 2035 Convertible Notes Indenture”), relating to Mandiant’s 1.625% Convertible Senior Notes due 2035 (the “Series B 2035 Convertible Notes”).

As of September 12, 2022, $600 million of the 2024 Convertible Notes are outstanding, approximately $23.4 million of the Series A 2035 Convertible Notes are outstanding and approximately $8.3 million of the Series B 2035 Convertible Notes are outstanding.

As a result of the Merger, and pursuant to the 2024 Convertible Notes Indenture, the Series A 2035 Convertible Notes Indenture and the Series B 2035 Convertible Notes Indenture (together, the “Convertible Notes Indentures”), from and after the effective time of the Merger, the right to convert each $1,000 principal amount of the 2024 Convertible Notes, the Series A 2035 Convertible Notes and the Series B 2035 Convertible Notes (each, a “series of Convertible Notes” and, together, the “Convertible Notes”), as applicable, into shares of Mandiant’s common stock, par value $0.0001 per share, has been changed to a right to convert such principal amount of each series of Convertible Notes solely into a number of units of Reference Property (as defined in the applicable Convertible Notes Indenture) in an aggregate amount equal to the conversion rate of the applicable series of Convertible Notes in effect on the applicable conversion date (subject to any adjustments pursuant to the relevant Convertible Notes Indenture) multiplied by $23.00 (the price per share of Mandiant common stock paid in the Merger). This Current Report on Form 8-K does not constitute an offer or solicitation with respect to any securities.

The consummation of the Merger constitutes a Merger Event or Common Stock Change Event, a Fundamental Change and a Make-Whole Fundamental Change (each as defined in the applicable Convertible Notes Indenture) under the Convertible Notes Indentures. The effective date of the Merger Event, Fundamental Change and Make-Whole Fundamental Change in respect of the Convertible Notes is September 12, 2022 (the “Convertible Notes Effective Date”), which is the Closing Date.

As a result of the Fundamental Change, each holder of a series of Convertible Notes will have the right to require Mandiant to repurchase its Convertible Notes, pursuant to the terms and procedures set forth in the applicable Convertible Notes Indenture, for a cash repurchase price equal to the Fundamental Change Repurchase Price (as defined in the applicable Convertible Notes Indenture). In addition, as a result of the Fundamental Change and Make-Whole Fundamental Change, holders of a series of Convertible Notes will have a right to convert their Convertible Notes for Reference Property commencing on the Convertible Notes Effective Date, subject to the terms of the applicable Convertible Notes Indenture.

The foregoing descriptions of the Convertible Notes Indentures and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Convertible Notes Indentures.

A copy of the 2024 Convertible Notes Original Indenture was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Mandiant with the Securities and Exchange Commission (the “SEC”) on May 25, 2018 and a copy of the Series A 2035 Convertible Notes Original Indenture and the Series B 2035 Convertible Notes Original Indenture was filed as Exhibit 4.1 and 4.3, respectively, to the Current Report on Form 8-K filed by Mandiant with the SEC on June 5, 2015. A copy of the 2024 Convertible Notes First Supplemental Indenture, the Series A 2035 Convertible Notes First Supplemental Indenture and the Series B 2035 Convertible Notes First Supplemental Indenture is filed hereto as Exhibit 4.1, 4.2 and 4.3, respectively. The 2024 Convertible Notes Original Indenture, the Series A 2035 Convertible Notes Original Indenture, the Series B 2035 Convertible Notes Original Indenture, the 2024 Convertible Notes First Supplemental Indenture, the Series A 2035 Convertible Notes First Supplemental Indenture and the Series B 2035 Convertible Notes First Supplemental Indenture are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Capped Call Transactions

In connection with the issuance of its 2024 Convertible Notes, Mandiant entered into capped call transactions (the “Base Capped Call Transactions”) with Bank of America, N.A., Goldman Sachs & Co. LLC and Morgan Stanley & Co. Inc. (each a “Capped Call Counterparty” and, collectively, the “Capped Call Counterparties”). On June 1, 2018, Mandiant entered into additional capped call transactions with the Capped Call Counterparties (the “Additional Capped Call Transactions” and together, with the Base Capped Call Transactions, the “Capped Call Transactions”).

In connection with the consummation of the Merger, Mandiant entered into a termination agreement with each Capped Call Counterparty pursuant to which the related Capped Call Transaction was terminated upon the closing of the Merger in exchange for an agreed-upon cash payment from such Capped Call Counterparty to Mandiant payable on or promptly following the Closing Date. The termination agreement entered into with each Capped Call Counterparty was substantially in the form filed hereto as Exhibit 10.1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

On September 12, 2022, pursuant to the terms of the Merger Agreement, the Merger was consummated. Under the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Mandiant’s common stock (other than (i) shares owned by Mandiant as treasury stock, (ii) shares owned by Parent or Merger Sub or their respective subsidiaries, and (iii) shares held by stockholders who did not vote in favor of the adoption of the Merger Agreement and who have properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the Delaware General Corporation Law), was converted into the right to receive $23.00 in cash, without interest (the “Per Share Price”). Following the Merger, each issued and outstanding share of Mandiant’s common stock was no longer outstanding and automatically was canceled and ceased to exist.

In addition, with respect to Mandiant’s equity-based awards (other than stock options, which are described below), pursuant to the Merger Agreement, at the effective time of the Merger (1) each vested restricted stock unit award that was outstanding as of immediately prior to the effective time of the Merger was canceled and converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (a) the amount of the Per Share Price (less the exercise or purchase price per share, if any, attributable to such equity-based award) by (b) the total number of shares of Mandiant’s common stock subject to such equity-based award immediately prior to the effective time of the Merger; and (2) each unvested restricted stock unit award that was held by an individual providing services to Mandiant or its subsidiaries immediately prior to the effective time of the Merger and was outstanding immediately prior to the effective time of the Merger was canceled and converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (a) the amount of the Per Share Price by (b) the total number of shares of Mandiant’s common stock subject to such equity-based award (except that, with respect to any equity-based award (x) that, immediately prior to the effective time of the Merger, remained subject to performance vesting conditions, the performance metrics of such award were deemed achieved at the maximum level of achievement of the award’s performance metrics and (y) for which the performance period was completed at or prior to the effective time of the Merger, the total number of shares of Mandiant’s common stock subject to such equity-based award were determined based on the actual achievement of all relevant performance goals). Such cash amount will, subject to the holder’s continued employment with Parent and its affiliates (including Mandiant) through the applicable vesting dates, vest and be payable in accordance with the existing service-based vesting schedule applicable to such equity-based award.

With respect to Mandiant’s stock options, pursuant to the Merger Agreement, at the effective time of the Merger, each stock option that was outstanding and unexercised immediately prior to the effective time of the Merger was accelerated and vested in full and was canceled and converted into a right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the amount of the Per Share Price (less the exercise price per share attributable to such stock option) by (2) the total number of shares of Mandiant’s common stock issuable upon exercise in full of such stock option. Any stock option, whether vested or unvested, for which the exercise price per share attributable to such stock option was equal to or greater than the Per Share Price was canceled without any cash payment being made in respect thereof.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) set forth in this Current Report on Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the Merger Agreement, a copy of which was filed by Mandiant with the SEC as Exhibit 2.1 to Mandiant’s Current Report on Form 8-K filed on March 9, 2022 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On September 12, 2022, Mandiant notified The NASDAQ Global Select Market (“NASDAQ”) of the consummation of the Merger. Mandiant requested that NASDAQ delist Mandiant’s common stock on September 12, 2022. As a result, trading of Mandiant’s common stock on NASDAQ was suspended prior to the opening of NASDAQ on September 12, 2022. Mandiant also requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of Mandiant’s common stock from NASDAQ and the deregistration of Mandiant’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mandiant intends to file with the SEC a Form 15 requesting the termination of registration of Mandiant’s common stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01 Change in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Merger, a change in control of Mandiant occurred. Following the consummation of the Merger, Mandiant became a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2022, in connection with the consummation of the Merger, Will Grannis and Svilen Karaivanov were appointed as directors of Mandiant, joining Kevin R. Mandia, who was re-appointed by Parent after the effective time of the Merger and remains a director of Mandiant. The following persons, who were directors of Mandiant immediately prior to the effective time of the Merger, are no longer directors of Mandiant: Kimberly Alexy, Sara C. Andrews, Arthur W. Coviello, Jr., Adrian McDermott, Viral Patel, Enrique Salem and Robert E. Switz.

Effective upon completion of the Merger, the following persons, who were officers of Mandiant immediately prior to the effective time of the Merger, are no longer officers of Mandiant: John P. Watters, Frank E. Verdecanna, William T. Robbins, Peter Bailey and James Medina.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference

In connection with the consummation of the Merger, on the Closing Date, Mandiant filed with the Secretary of State of the State of Delaware the certificate of merger relating to the Merger. At the effective time of the Merger, the certificate of incorporation of Mandiant was amended and restated to read in its entirety as the certificate of incorporation of Merger Sub as in effect immediately prior to the effective time of the Merger (subject to the changes required by Section 6.9 of the Merger Agreement). At the effective time of the Merger, without any action on the part of Mandiant or Merger Sub, the bylaws of Merger Sub became the bylaws of Mandiant (subject to Section 6.9 of the Merger Agreement). The amended and restated certificate of incorporation and the amended and restated bylaws of Mandiant are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 12, 2022, Mandiant and Parent issued a joint press release announcing the consummation of the Merger. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

On September 12, 2022, Mandiant posted on its website an announcement that the consummation of the Merger and the delisting of the shares of Mandiant’s common stock constituted a “Fundamental Change” and a “Make-Whole Fundamental Change” under the Convertible Notes Indentures. A copy of the announcement is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into the filings of Mandiant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated March 7, 2022, by and among Google LLC, Dupin Inc. and Mandiant, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Mandiant on March 9, 2022).*
3.1	Ninth Amended and Restated Certificate of Incorporation of Mandiant, Inc., dated September 12, 2022.
3.2	Amended and Restated Bylaws of Mandiant, Inc., dated September 12, 2022.
4.1	2024 Convertible Notes First Supplemental Indenture, dated as of September 12, 2022, by and between Mandiant, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.
4.2	2035 Series A Convertible Notes First Supplemental Indenture, dated as of September 12, 2022, by and between Mandiant, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.
4.3	2035 Series B Convertible Notes First Supplemental Indenture, dated as of September 12, 2022, by and between Mandiant, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.
10.1	Form of Termination Agreement between Mandiant, Inc. and the applicable Capped Call Counterparty.
99.1	Press Release, dated September 12, 2022.
99.2	Announcement, dated September 12. 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Mandiant will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. Mandiant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANDIANT, INC.

Date: September 12, 2022	By:	/s/ Richard Meamber
Name: Richard Meamber
Title: Senior Vice President, General Counsel and Secretary